ATTACHMENT A

DISCRETIONARY TRUST AGREEMENT

This agreement is made by and between the Employer and the person, persons, or entity who have accepted the positions of Trustee hereunder. The Employer has adopted a Plan, named in the Adoption Agreement, for the benefit of its employees. Any change in Plan Name shall not affect this agreement.

For purposes of this document, the terms trust, Trust Agreement, Trust Fund, and Trustee refer only to this Attachment A.

The Employer and the Trustee mutually agree as follows:

SECTION 01 - THE TRUST AND TRUST FUND.

By signing this agreement, the Employer establishes the trust to hold and distribute the Trust Fund under the provisions of the Plan. The trust shall be construed, regulated, and administered under the law of the state in which the Trustee is located.

The Trust Fund consists of the Annuity Contract(s) and any Plan assets not held under or invested pursuant to any other trust agreement. This fund results from Contributions made under the Plan, which are forwarded to the Trustee to be deposited in the Trust Fund as provided in the Plan. The Trust Fund shall be valued at current fair market value as of the last day of the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the Trust Fund. The Account of a Member shall be credited with its share of the gains and losses of the Trust Fund. That part of a Member’s Account invested in a funding arrangement which establishes an account or accounts for such Member thereunder shall be credited with the gains or losses from such account or accounts. That part of a Member’s Account which is invested in other funding arrangements shall be’ credited with a proportionate share of the gains or losses of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of (i) the part of the Member’s Account invested in such funding arrangement to (ii) the total of the Trust Fund invested in such funding arrangement.

The corpus or income of the Trust Fund shall not be used for, or diverted to, purposes other than for the exclusive benefit of the Members or their Beneficiaries.

SECTION 02 - THE TRUSTEE.

The Trustee(s) who accepts appointment as Trustee on the effective date of this Trust Agreement shall be listed on the signature page(s) of this document. The Trustee accepts this appointment by executing this agreement. The Employer has the power to appoint an additional or successor Trustee at any time. An additional or successor Trustee will accept such appointment in writing.

The Employer may remove the Trustee upon thirty (30) days prior written notice. The Trustee may resign at any time upon thirty (30) days written notice to the Employer; or, with the consent of the Employer, the Trustee may resign with less than thirty (30) days prior written notice. Upon such removal or resignation of the Trustee, the Employer shall appoint a successor Trustee, who shall have the same powers and duties as those conferred upon the Trustee hereunder.

If the appointed Trustee fails to accept the appointment, or if the Employer fails to appoint a successor Trustee within thirty (30) days of the resignation or removal of the Trustee, the President, or such other officer of the Employer who is eligible, shall be appointed successor Trustee and shall be deemed to have filed his or her acceptance of appointment as the Trustee.

When appointment has been accepted, or deemed accepted, by a successor Trustee, the removed or resigning Trustee must assign, transfer, pay over, and deliver to the successor Trustee all of the assets which then constitute the Trust Fund. No successor Trustee shall be obliged to examine the accounts, records, and acts of any previous Trustee or Trustees, and such successor Trustee in no way or manner shall be responsible for any action or omission to act on the part of any previous Trustee.

If there are two or more persons appointed as Trustee, they may, in writing, name one of their number to act in the execution of all documents relating to the Plan and trust. When more than two persons have been appointed Trustees, all acts and decisions shall be made by majority vote.

The Employer shall notify the Insurer of any change of Trust Agreement or Trustee.

SECTION 03 - DUTIES OF THE TRUSTEE.

The Trustee shall accept and hold the Trust Fund and administer it according to the provisions of this Trust Agreement and the provisions of the Plan. The Trustee has no duty to demand or require that Contributions be made to the trust, nor shall the Trustee be liable to determine the amount of any Contributions to the trust or the adequacy of such Contributions to meet or discharge any liabilities under the Plan.

The Plan is administered by the Plan Administrator. The Trustee is not responsible for any aspect of its administration. The Trustee is not required to look into any action taken by the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager, and will be fully protected in taking, permitting, or omitting any action on the basis of their instructions or direction. Any instructions or direction by the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager, according to the Plan provisions shall be ’ evidenced in writing. The Employer will indemnify the Trustee by satisfying any liabilities the Trustee may incur in acting according to the Trust provisions upon written instruction from the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager.

SECTION 04 - POWERS OF THE TRUSTEE.

Except where the Plan expressly provides that the Trustee is subject to the direction of the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager, the Trustee is authorized and empowered to:

  apply for and invest all or any portion of the assets of the Trust Fund in an Annuity Contract (either group or individual), an Insurance Policy (either group or individual), or both, issued by an insurance company designated by the Employer, and to hold such contract and/or policy as owner;

  invest and reinvest all or any portion of the assets of the trust in any bonds, debentures, notes, mortgages or mortgage participations, preferred stocks, common stocks or other securities, or other real or personal properties; and, if allowed under the Plan, to invest in loans to members according to the loan provisions of the Plan;

  sell, exchange, convey, transfer, or otherwise dispose of any property held by it, by private contract or at public auction;

  exercise the voting rights of any stocks, bonds, or other securities, (other than Qualifying Employer Securities), and to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property held in the Trust Fund;

  vote Qualifying Employer Securities in the manner described in the Adoption Agreement.

  retain in cash or other short term investment vehicles/instruments such amount as the Trustee considers advisable, and to deposit cash in any depository selected by the Trustee, without liability for interest;

  make, execute, acknowledge, and deliver any instruments that may be necessary to carry out the powers granted it;

  employ and pay reasonable compensation to agents, brokers, attorneys, accountants, or other persons, whose advice or services the Trustee may deem necessary in carrying out its duties and powers;

  consult with legal counsel, including the Employer’s counsel, with respect to the meaning or construction of, or the Trustee’s obligations or duties under, the Plan and trust, or with respect to any action or proceeding or any question of law. The Trustee shall be fully protected with respect to any action it takes in good faith pursuant to the advice of such counsel;

  enforce any right, obligation or claim and, in its absolute discretion, to protect in any way the interest of the Trust Fund and, if the Trustee considers such action for the best interests of the Trust Fund, to abstain from the enforcement of any right, obligation or claim and to abandon any property which it has held;

  participation in a group trust that meets the requirements of Revenue Ruling 81-100 (81-100 trust); and

  participation in a group custodial arrangement.

SECTION 05 - EXPENSES.

The Trustee may employ such agents, attorneys, auditors, clerical and other assistants as in its judgment may be necessary or desirable for the proper administration of the Trust Fund. The Trustee shall be reimbursed by the Employer for all such expenses and for such reasonable compensation for the Trustee as may be agreed upon from time to time by the Employer and the Trustee. However, if the Trustee is an Employee of the Employer, and is receiving full time pay from the Employer, such Trustee shall not receive compensation from the Plan for his duties as Trustee. The expenses of administration of the Trust Fund incurred by the Plan Administrator, the Trustee, or any custodian, including counsel fees, accounting fees, and stock transfer charges, shall be paid from the Trust Fund or Plan if, and to the extent, the Employer does not pay such expenses, fees, and charges.

SECTION 06 - ACCOUNTING.

The Trustee shall maintain true and accurate records and accounts reflecting all receipts and disbursements of the Trust Fund and containing a description of all Trust Fund assets held hereunder. These records must be open to inspection and audit by the Employer, the Plan Administrator, and the Named Fiduciary at all reasonable times.

Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

The Trustee shall file all reports, returns, and information required to be filed by Trustees under the Code and regulations and rulings issued under the Code.

The Trustee shall file with the Employer an accounting of its transactions as soon as practical after the first day of each Plan Year or any other date specified. Any report or accounting which the Trustee files with the Employer is open to inspection by a Member for a period of sixty (60) days following the date it is filed. At the end of the sixty-day period, the Trustee is released and discharged as to any matters set forth in the report or account, except with respect to any act or omission as to which a Member, the Employer, the Plan Administrator, or the Named Fiduciary has filed a written objection within the sixty-day period.

In preparing its reports, the Trustee shall be permitted to rely upon, and deem accurate without the need for independent verification, reports furnished to the Employer, Plan Administrator, or Trustee by the Insurer, any Investment Manager, and any other outside investment fund or custodian.

SECTION 07 - AMENDMENT.

The Employer delegates authority to Principal Life Insurance Company, as sponsor of the prototype plan, to amend this Trust Agreement, and hereby agrees to any such amendment. No such amendment shall alter or increase the duties or responsibilities of the Trustee without the Trustee’s written consent nor permit any part of the corpus or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries.

The Employer and the Trustee jointly reserve the right to amend this Trust Agreement by written instrument executed by both parties at any time upon terms mutually acceptable, subject to the following paragraph,

If the Employer amends this Trust Agreement on its own authority and not by way of the authority delegated to Principal Life Insurance Company, then this Trust Agreement and the Plan it funds will no longer be a prototype plan within the meaning of governmental regulations. In that event, Principal Life Insurance Company will not be the prototype plan sponsor and the Plan will not be a prototype plan. The Employer may continue its retirement program under separate and distinct documents from this Trust and Plan. However, this Trust Agreement will cease and all Plan assets and Annuity Contracts held hereunder will be transferred to an alternate funding medium under the terms of the terminated, restated, or new plan, whichever is applicable.

SECTION 08 - TERMINATION.

The Employer reserves the right to terminate this Trust Agreement by a written instrument delivered to the Trustee. This Trust Agreement shall terminate upon the dissolution or liquidation of the Employer unless a successor corporation or business organization agrees in writing to assume the obligations of the Plan and this Trust.

In the event of the termination of the Trust while the Plan is being continued, the Employer agrees to amend the Plan by the adoption of a superceding Adoption Agreement. The Annuity Contract shall be transferred to the Employer and the remainder of the assets of the Trust Fund shall be transferred to the person or institution authorized in writing by the Employer to receive such assets.

In the event of the termination of the trust on account of termination of the Plan, the assets of the Trust Fund shall be applied to provide the benefits specified in the Plan upon termination of the Plan.

SECTION 09 - INSURANCE COMPANY.

With regard to the portion of the assets of the Trust Fund held by an insurance company, such insurance company shall in no event be deemed to be a party to this Trust or to be responsible for its validity. The obligations and responsibilities of the insurance company shall be measured and determined solely by the terms of the Annuity Contract and any Insurance Policy and it shall not be required to do any act not provided in, or any act contrary to, the provisions of such Annuity Contract and Insurance Policy.

The insurance company shall not be required to look into the terms of this trust or question any action of the Trustee, nor shall it be responsible to see that any action of the Trustee is authorized. The insurance company shall act only upon the written direction of the Trustee and shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee or for any change made, or action taken, upon such direction, and shall not be obligated to see that any money paid by it to the Trustee or to any person shall be properly distributed or applied. Any instrument executed by the Trustee may be treated as conclusive. The insurance company shall be without liability in taking, permitting, or omitting any action on the faith of any such instrument and shall incur no liability or responsibility for doing so.

SECTION 10 - LIMITATION ON RIGHTS AND REMEDIES.

In any action or proceeding involving the Trust Fund, or the administration of the Trust Fund, only the Trustee and the Employer shall be the necessary parties. Unless otherwise ordered by the court entertaining jurisdiction thereover, no other person having or claiming to have an interest in the Trust Fund shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall be conclusive upon all persons claiming under this Trust Agreement.

SECTION 11 - SECTION 404(c) COMPLIANCE.

In the event the Plan provides for Member directed investments, the Plan Administrator agrees to administer the Plan and trust so as to meet the provisions of ERISA Section 404(c) and the regulations promulgated thereunder. Toward this end, the Plan shall permit the Members to choose from a broad range of investments and to exercise the requisite control over the assets in their Accounts. In addition, the Plan Administrator shall make certain that necessary information shall be automatically provided to the Members in accordance with the regulations under ERISA Section 404(c).

SECTION 12 - MISCELLANEOUS.

  Legal Actions. The Trustee may institute, maintain or defend any litigation necessary in connection with the administration of the trust, provided the Trustee shall be under no duty or obligation to do so unless it shall have been indemnified to its satisfaction against all expenses and liabilities which it may sustain or reasonable compensation for its own extraordinary services in connection therewith.

  Third Parties Dealing with Trustee. To the extent permitted by law, no person shall be obliged to see to the application of any money paid or property delivered to the Trustee, nor shall any such person be required to take cognizance of the provisions of this Trust Agreement. The certificate of Trustee may be received by any person dealing with the Trustee as conclusive evidence of any matter relating to this Trust Agreement or the administration thereof. In general, each person dealing with the Trustee may act upon any advice, request or representation in writing by the Trustee, or the Trustee’s duly authorized agent, and shall not be liable to any person in so doing. In case of doubt as to whether the Trustee has or has not been granted a specific power not enumerated hereunder, the certificate of Trustee that the exercise of such power is necessary or desirable for the proper administration or distribution of the Trust Fund shall be conclusive upon all persons dealing with the Trustee to the same extent as if such power had been specifically granted to the Trustee.

  Certificate of Authority from Third Parties. The Trustee may require any certificate, notice, or other instrument or information believed by it to be necessary to perform its duties hereunder and may rely and act upon the basis of any such certificate, notice, instrument or other information furnished to the Trustee which it believes to be reliable and to have been signed, made or presented by the proper party or parties.

  No liability for Actions of Employer and Plan Administrator. To the extent permitted by law, the Trustee shall not be responsible for any act or omissions of the Employer, the Plan Administrator, or the Named Fiduciary. The Trustee shall be under no duty to inquire into any rule, regulation, instruction, direction, or order purporting to have been issued by the Employer, the Plan Administrator, or Named Fiduciary.

  Other. Notwithstanding anything else in this Trust Agreement, the Trustee has the right, but not the obligation, to seek guidance from a court of competent jurisdiction or Federal regulatory authorities with respect to the handling and disposition of the Trust Fund.

SECTION 13 - EXECUTION.

This Trust Agreement shall be executed in counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement for the Employer as of the _____________ day of ____________, _______.

By

     (Signature)

Business Title

Print Name

The undersigned hereby accepts appointment as Trustee hereunder and agrees to be bound by the terms of this Trust Agreement. (Can be either a corporate trust (i.e. bank or trust company) or an individual trust. If corporate trust, such bank or trust company shall be the only trustee and any designation of individual(s) shall have no effect. If individual trust, any number of trustees can be named.)

ACCEPTANCE OF THE TRUSTEE

By

     (Signature)

Business Title

Print Name

Date ________________________

Bank or Trust Company (if corporate trust)

Address (if other than the Employer)

By

     (Signature)

Business Title

Print Name

Date ________________________

Bank or Trust Company (if corporate trust)

Address (if other than the Employer)

By

     (Signature)

Business Title

Print Name

Date ________________________

Bank or Trust Company (if corporate trust)

Address (if other than the Employer)

By

     (Signature)

Business Title

Print Name

Date ________________________

Bank or Trust Company (if corporate trust)

Address (if other than the Employer)

By

     (Signature)

Business Title

Print Name

Date ________________________

Bank or Trust Company (if corporate trust)

Address (if other than the Employer)